UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 4, 2004

                               CINEMARK USA, INC.
               (Exact name of registrant as specified in charter)


            TEXAS                      33-47040                   75-2206284
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                         3900 DALLAS PARKWAY, SUITE 500
                               PLANO, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)

                                  972-665-1000
              (Registrant's telephone number, including area code)


Item 7. Financial Statements, Proforma Financial Information and Exhibits

        (a)     None
        (b)     None
        (c) Exhibit 99.1 August 4, 2004 Press Release, furnished solely for purposes of incorporation by reference to Item 9 herein.

Item 9. Regulation FD Disclosure

On August 4, 2004, we announced our consolidated financial results for the second quarter and six month period ended June 30, 2004. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished under Item 9 Regulation FD Disclosure, and under Item 12 Disclosure of Results of Operations and Financial Condition, as directed by the Commission in Release No. 34-47583.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CINEMARK USA, INC.


Date: August 4, 2004                   By:    /s/ Michael D. Cavalier
                                       Name:  Michael D. Cavalier
                                       Title: Vice President and General Counsel

                                  EXHIBIT INDEX

        The exhibits below are numbered in accordance  with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.        Description of Exhibit

99.1               Press Release of Cinemark USA, Inc. dated August 4, 2004.

                                                                    EXHIBIT 99.1

                                                                            NEWS
                                                                         Release
                                                          Contact: Robert Copple
                                                                    972-665-1000
>For Immediate Release...

           CINEMARK USA, INC. REPORTS RESULTS FOR SECOND QUARTER 2004:
              REVENUES INCREASE 12%, ADJUSTED EBITDA INCREASES 21%

        Plano, TX, August 4, 2004 - Cinemark USA, Inc., one of the leaders in the motion picture exhibition industry, today reported results for the three and six months ended June 30, 2004.

        Cinemark USA, Inc.'s revenues for the three months ended June 30, 2004 increased 11.8% to $276.7 million from $247.5 million for the three months ended June 30, 2003. The increase was primarily related to a 9.0% increase in attendance combined with a 2.2% increase in average ticket price. Excluding stock option compensation and change of control expenses of $32.0 million recorded as a result of the Recapitalization of the Company's parent, Cinemark, Inc. ("the Recapitalization Charges"), operating income for the three months ended June 30, 2004 was $49.8 million compared with operating income of $36.1 million for the three months ended June 30, 2003. Earnings before interest, taxes, depreciation, amortization, the Recapitalization Charges and other non-cash expenditures ("Adjusted EBITDA") for the three months ended June 30, 2004 increased 21.1% to $67.1 million from $55.4 million for the three months ended June 30, 2003. The Company's Adjusted EBITDA margin was 24.2% for the three months ended June 30, 2004. Net income, excluding the Recapitalization Charges net of taxes, for the three months ended June 30, 2004 was $21.0 million compared to net income of $8.4 million for the three months ended June 30, 2003. Net income for the three months ended June 30, 2004, including the Recapitalization Charges, was $1.4 million.

        For the six months ended June 30, 2004, revenues increased 13.7% to $511.8 million from $450.0 million for the six months ended June 30, 2003. The increase was primarily related to a 9.9% increase in attendance combined with a 3.8% increase in average ticket price. Excluding the Recapitalization Charges, the Company's operating income for the six months ended June 30, 2004 was $82.6 million compared with operating income of $61.2 million for the six months ended June 30, 2003. Adjusted EBITDA for the six months ended June 30, 2004 increased 21.7% to $118.0 million from $97.0 million for the six months ended June 30, 2003. The Company's Adjusted EBITDA margin was 23.1% for the six months ended June 30, 2004. Net income, excluding the Recapitalization Charges net of taxes, for the six months ended June 30, 2004 was $31.0 million compared to net income of $13.8 million for the six months ended June 30, 2003. Net income for the six months ended June 30, 2004, including the Recapitalization Charges, was $11.3 million.

        Cinemark USA, Inc. continues to be a leader in the development of stadium seating multiplex theatres. During the six months ended June 30, 2004, the Company opened eleven new theatres with a total of 111 screens and added four screens to two existing theatres. On June 30, 2004, the Company's aggregate screen count was 3,237, with screens in the United States, Canada, Mexico, Argentina, Brazil, Chile, Ecuador, Peru, Honduras, El Salvador, Nicaragua, Costa Rica, Panama and Colombia. As of June 30, 2004, the Company had signed commitments to open eight new theatres with 77 screens by the end of 2004. The Company also has signed commitments to open fourteen new theatres with 137 screens subsequent to 2004.

        The Company intends that this press release be governed by the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 (the "PSLR Act") with respect to statements that may be deemed to be forward-looking statements under the PSLR Act. Such forward-looking statements may include, but are not limited to, the Company and any of its subsidiaries' long-term theatre strategy. Actual results could differ materially from those indicated by such forward-looking statements due to a number of factors.

        The   Company,   headquartered   in  Plano,   TX,   has  a  website   at
www.cinemark.com where customers can view showtimes and purchase tickets.


                                                   Cinemark USA, Inc.
                                             Financial and Operating Summary
                                                (unaudited, in thousands)

                                                                Three months ended June 30,           Six months ended June 30,
                                                             ---------------------------------    ---------------------------------
                                                                   2004             2003                2004             2003
                                                                   ----             ----                ----             ----
Statement of Operations data (1):

     Theatre revenues                                          $   276,698      $   247,508         $   511,811      $   449,981

     Film rentals and advertising                                   94,926           88,341             173,898          155,218
     Concession supplies                                            14,473           12,692              26,586           22,479
     Facility lease expense                                         31,333           29,403              62,421           57,854
     Other theatre operating expenses                               56,168           52,296             107,066           99,694
     General and administrative expenses                            13,191           10,495              24,991           19,935
     Stock option compensation and change of
        control expenses related to the Recapitalization            31,995               -               31,995               -
     Depreciation, amortization and asset impairment
        loss                                                        16,884           18,599              34,773           34,594
     Gain on sale of assets and other                                  (40)            (375)               (553)            (991)
                                                             ---------------------------------    ---------------- ----------------
Total costs and expenses                                           258,930          211,451             461,177          388,783
                                                             ---------------------------------    ---------------- ----------------
Operating Income                                                    17,768           36,057              50,634           61,198

     Interest expense (2)                                           11,183           14,806              23,649           28,685
     Other expense                                                   6,965            6,606               7,719            8,151
                                                             ---------------------------------    ---------------- ----------------
Income (loss) from continuing operations before
   income taxes (benefit)                                             (380)          14,645              19,266           24,362
Income taxes (benefit)                                                (522)           6,069               7,426           10,018
                                                             ---------------------------------    ---------------- ----------------
Income from continuing operations                                      142            8,576              11,840           14,344

Gain (loss) from discontinued operations, net of
   taxes                                                             1,218             (194)               (546)            (509)
                                                             ---------------------------------    --------------- ----------------
Net income                                                     $     1,360      $     8,382         $    11,294      $   13,835
                                                             =================================    ================ ================

Other Financial Data (1):
     Adjusted EBITDA (3)                                           $67,078          $55,376            $118,004          $96,974
     Adjusted EBITDA margin                                           24.2%            22.4%               23.1%            21.6%

Other Operating Data (1):
     Domestic Attendance (patrons)                                  30,954           29,083              57,277           53,347
     International Attendance (patrons)                             17,809           15,644              33,600           29,371
                                                             ---------------------------------    ---------------- ----------------
     Worldwide Attendance (patrons)                                 48,763           44,727              90,877           82,718
                                                             =================================    ================ ================

                                                                                                       As of             As of
                                                                                                      June 30,        December 31,
Balance Sheet Data:                                                                                     2004             2003
                                                                                                        ----             ----
     Cash and cash equivalents                                                                     $     98,465      $   107,319
     Theatre properties and equipment, net                                                              776,200          775,880
     Total assets                                                                                       959,333          960,746
     Long-term debt, including current portion                                                          637,679          658,431
     Shareholder's equity                                                                               111,302           76,843

                                         Reconciliation of Adjusted EBITDA (unaudited)
                                                         (in thousands)

                                                                Three months ended June 30,       Six months ended June 30,
                                                               --------------------------------------------------------------
                                                                    2004           2003             2004           2003
                                                                    ----           ----             ----           ----
Net income                                                      $   1,360      $   8,382        $  11,294      $  13,835
     Income taxes (benefit)                                          (522)         6,069            7,426         10,018
     Interest expense (2)                                          11,183         14,806           23,649         28,685
     Other expense                                                  6,965          6,606            7,719          8,151
     (Gain) loss from discontinued operations, net of taxes        (1,218)           194              546            509
                                                                -----------------------------------------------------------
Operating income                                                   17,768         36,057           50,634         61,198
     Add: Depreciation, amortization and asset impairment loss     16,884         18,599           34,773         34,594
     Add: Gain on sale of assets and other                            (40)          (375)            (553)          (991)
     Add: Amortized compensation - stock options (4)                   -             274              145            549
     Add: Deferred lease expenses (5)                                 471            821            1,010          1,624
     Add: Stock option compensation and change of control
     expenses related to the Recapitalization                      31,995             -            31,995             -
                                                               -------------------------------------------------------------
                                                                $  67,078      $  55,376        $ 118,004      $  96,974
                                                               ==============================================================


(1) Statement of operations data, other financial data and other operating data exclude the results of the Company's two United Kingdom theatres for all periods presented, as these theatres were classified as held for sale at March 31, 2004 and were subsequently sold on April 30, 2004. The results of operations for these two theatres are presented as discontinued operations.
(2) Includes amortization of debt issue costs and excludes capitalized interest.
(3) Adjusted EBITDA as calculated in the chart above represents net income before income taxes (benefit), interest expense, other expense, (gain) loss from discontinued operations, depreciation, amortization and asset impairment loss, gain on sale of assets and other, accrued and unpaid compensation expense relating to any stock option plans, changes in deferred lease expense, and stock option compensation and change of control expenses related to the Recapitalization. Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income or operating income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with
    GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The calculation of Adjusted EBITDA is consistent with the definition of EBITDA in our senior subordinated notes indentures. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and liquidity, estimate our value and evaluate our ability to service debt. In addition, we use Adjusted EBITDA for incentive compensation purposes.
(4) Non-cash expense included in general and administrative expenses.
(5) Non-cash expense included in facility lease expense.


                                          For more information contact:
                                          Robert Copple, Chief Financial Officer
                                          (972) 665-1000